Neuberger Berman Equity Funds® (“Equity Funds”)

Supplement to the Summary Prospectus(es), Prospectus(es) and Statement of Additional Information of Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Equity Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund

The following change applies to the Summary Prospectus(es), Prospectus(es) and Statement of Additional Information for Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Equity Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund (each a “Fund” and together, the “Funds”):
The Board of Trustees of Neuberger Berman Equity Funds (“Board”) has approved stock splits and reverse stock splits of the issued and outstanding shares of certain classes of each Fund (collectively, the “Stock Split”). The Stock Split will be completed in two phases, with the first phase to include certain classes of Genesis Fund, Large Cap Value Fund, Mid Cap Growth Fund and Socially Responsive Fund, as outlined in the chart below, which will occur after the close of the business on December 8, 2017.  Phase two of the Stock Split, for the remaining Funds, is expected to be completed in early 2018. Additional information, including the Stock Split ratios will be provided in advance of phase two of the Stock Split.
As a result of the Stock Split, for each share of each affected class of each Fund a shareholder currently holds, the shareholder will receive a proportional number of the same class of shares of the respective Fund with the same aggregate dollar value. Thus, the total dollar value of an investment in a Fund(s) will be unchanged and each shareholder will continue to own the same percentage (by value) of the Fund immediately following the Stock Split as it did immediately prior to the Stock Split. The Stock Split will not be a taxable event, nor does it have an impact on any Fund’s holdings or its performance.
The Stock Split will be carried out in accordance with a Stock Split ratio calculated to result in net asset values per share (“NAVs”) that better align the share class prices of each of the Funds. The ratios, which are based on the NAVs as of November 8, 2017, are shown in the table below.
The shares of each Fund impacted by the Stock Split will be offered, sold, and redeemed on a Stock Split-adjusted basis beginning on the first business day following the Stock Split. Genesis Fund, Large Cap Value Fund, Mid Cap Growth Fund and Socially Responsive Fund will affect the Stock Split after the close of the business on December 8, 2017.  For the Funds that are carrying out the Stock Split on December 8, previously posted per share distributions estimated for 2017 will be adjusted in accordance with the Stock Split ratios outlined in the table below and updated with more recent income and capital gain distributions. Please visit www.nb.com for updated capital gain estimate information.  Shareholders next account statement after the Stock Split is completed will reflect the Stock Split.
Reason for the Stock Split
The Board approved the Stock Split in order to bring the NAVs of the classes of each Fund into better alignment with one another. The Splits are designed to reduce the variance between the NAVs in order for shares of each respective class of each respective Fund to have approximately the same NAV. This is intended to reduce marketplace confusion and bring greater uniformity to the ratio of capital gains to the NAVs across the classes of each affected fund.
Fund Class	Stock Split Ratio (Old to New)
Genesis Fund Institutional Class	1: 1.0000 (i.e., no split)
Genesis Fund Class R6	1: 1.0003
Genesis Fund Advisor Class	1: 0.3915
Genesis Fund Investor Class	1: 0.5760
Genesis Fund Trust Class	1: 1.0537
Large Cap Value Fund Class A	1: 0.6359
Large Cap Value Fund Class C	1: 0.4379
Large Cap Value Fund Institutional Class	1: 1.0080
Large Cap Value Fund Class R3	1: 0.4729
Large Cap Value Fund Advisor Class	1: 0.4658
Large Cap Value Investor Class	1: 1.0000 (i.e., no split)
Large Cap Value Fund Trust Class	1: 0.6374
Mid Cap Growth Fund Class A	1: 1.7093
Mid Cap Growth Fund Class C	1: 1.6694
Mid Cap Growth Fund Institutional Class	1: 1.0000 (i.e., no split)
Mid Cap Growth Fund Class R3	1: 1.7357
Mid Cap Growth Fund Class R6	1: 1.0040
Mid Cap Growth Advisor Class	1: 1.7406
Mid Cap Growth Investor Class	1: 0.9724

Mid Cap Growth Fund Trust Class	1: 1.7186
Socially Responsive Fund Class A	1: 0.5631
Socially Responsive Fund Class C	1: 0.5445
Socially Responsive Fund Institutional Class	1: 1.0000 (i.e., no split)
Socially Responsive Fund Class R3	1: 0.5555
Socially Responsive Fund Class R6	1: 1.0008
Socially Responsive Fund Investor Class	1: 0.9982
Socially Responsive Fund Trust Class	1: 0.5700

The date of this supplement is November 17, 2017.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com